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                                                               EXHIBIT 10.11(a)

                       NEW SAC 2001 RESTRICTED SHARE PLAN

         1.       PURPOSE OF THE PLAN

                  The purpose of the Plan is to aid New SAC (the "Company") and its affiliates in securing and retaining key employees, directors and consultants of outstanding ability and to motivate such employees, directors and consultants to exert their best efforts on behalf of the Company and its affiliates by providing incentive through the grant of restricted share awards ("Awards"). The Company expects that it will benefit from the added interest which such key employees and directors will have in the welfare of the Company as a result of their proprietary interest in the Company's success.

         2.       SHARES SUBJECT TO THE PLAN

                  The total number of ordinary shares, par value $.0001, of the Company (the "Shares") that may be issued under the Plan is 500,000. If any Shares awarded under the Plan are forfeited by a Participant pursuant to the Plan, such Shares may thereafter be reissued under the Plan.

         3.       ADMINISTRATION

                  The Plan shall be administered by the Compensation Committee of the Board of Directors of the Company (the "Committee"); provided, however, that any action permitted to be taken by the Committee may be taken by the Board of Directors of the Company (the "Board"), in its discretion. The Committee is authorized to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make any other determinations that it deems necessary or desirable for the administration of the Plan. The Committee may correct any defect or omission or reconcile any inconsistency in the Plan in the manner and to the extent the Committee deems necessary or desirable. Awards may, in the discretion of the Committee, be made under the Plan in assumption of, or in substitution for, outstanding awards previously granted by the Company or its affiliates or a company acquired by the Company or with which the Company combines. The number of Shares underlying such substitute awards shall be counted against the aggregate number of Shares available for Awards under the Plan. Any decision of the Committee in the interpretation and administration of the Plan, as described herein, shall lie within its sole and absolute discretion and shall be final, conclusive and binding on all parties concerned (including, but not limited to, participants and their beneficiaries or successors). The Committee shall have the full power and authority to establish the terms and conditions of any Award consistent with the provisions of the Plan and to waive any such terms and conditions at any time.

         4.       ELIGIBILITY

                  Key management and other employees, directors and consultants of the Company and its affiliates, who are from time to time responsible for the management, growth or protection of the business of the Company and its affiliates, are eligible to be granted Awards under the Plan. The participants under the Plan shall be selected from time to time by the Committee, in its discretion, from among those eligible, and the Committee shall determine, in its discretion, consistent with the terms of the Plan, the terms and conditions of the Awards granted to each participant.


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         5.       LIMITATION

                  No Award may be granted under the Plan after the tenth anniversary of the Effective Date, but Awards theretofore granted may extend beyond that date.

         6.       RESTRICTED SHARE AWARDS

                  Awards granted under this Plan shall be subject to the following terms and conditions:

                  (a) The prospective recipient of an Award shall not, with respect to such Award, be deemed to have become a participant or to have any rights with respect to such Award until and unless such recipient (i) shall have executed an Agreement or other instrument evidencing the Award and its terms and conditions and delivered a fully executed copy thereof to the Company, (ii) shall become a signatory to the Management Shareholders Agreement dated as of November 22, 2000 among the Company and certain individuals identified therein and (iii) otherwise complied with the then applicable terms and conditions under the Plan.

                  (b) The name of each participant will be entered into the Register of Members and each participant shall be issued a certificate in respect of restricted shares awarded under the Plan. Such certificate shall be registered in the name of the participant, and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Award substantially in the following form:


                                    "THE SHARES REPRESENTED BY THIS CERTIFICATE
                                    ARE SUBJECT TO (I) A MANAGEMENT SHAREHOLDERS
                                    AGREEMENT AMONG NEW SAC (THE "COMPANY") AND
                                    THE MANAGEMENT SHAREHOLDERS LISTED THEREIN,
                                    DATED AS OF NOVEMBER 22, 2000, AS AMENDED
                                    AND SUPPLEMENTED FROM TIME TO TIME IN
                                    ACCORDANCE WITH THE TERMS THEREOF, AND (II)
                                    A RESTRICTED SHARE AGREEMENT WITH THE
                                    COMPANY RELATING TO SUCH SHARES, A COPY OF
                                    EACH OF WHICH IS ON FILE WITH THE SECRETARY
                                    OF THE COMPANY. THE MANAGEMENT SHAREHOLDERS
                                    AGREEMENT CONTAINS, AMONG OTHER THINGS,
                                    CERTAIN PROVISIONS RELATING TO THE VOTING
                                    AND TRANSFER OF THE SHARES SUBJECT TO THE
                                    AGREEMENT, AND THE RESTRICTED SHARE
                                    AGREEMENT CONTAINS, AMONG OTHER THINGS,
                                    CERTAIN PROVISIONS RELATING TO THE VESTING
                                    OF SUCH SHARES. NO TRANSFER, SALE,
                                    ASSIGNMENT, PLEDGE,


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                                    HYPOTHECATION OR OTHER DISPOSITION OF THE
                                    SECURITIES REPRESENTED BY THIS CERTIFICATE,
                                    DIRECTLY OR INDIRECTLY, MAY BE MADE EXCEPT
                                    IN ACCORDANCE WITH THE PROVISIONS OF SUCH
                                    MANAGEMENT SHAREHOLDERS AGREEMENT AND
                                    RESTRICTED SHARE AGREEMENT. THE HOLDER OF
                                    THIS CERTIFICATE, BY ACCEPTANCE OF THIS
                                    CERTIFICATE, AGREES TO BE BOUND BY ALL OF
                                    THE PROVISIONS OF SUCH MANAGEMENT
                                    SHAREHOLDERS AGREEMENT AND RESTRICTED SHARE
                                    AGREEMENT."

                                    "THE SHARES REPRESENTED BY THIS CERTIFICATE
                                    HAVE NOT BEEN REGISTERED UNDER THE
                                    SECURITIES ACT OF 1933 AND MAss. Y NOT BE
                                    TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS
                                    THEY HAVE BEEN REGISTERED UNDER THAT ACT OR
                                    AN EXEMPTION FROM REGISTRATION IS
                                    AVAILABLE."

                  (c) All certificates for restricted shares delivered under this Plan shall be subject to such share transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Company's Shares are then listed and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

                  (d) The Committee may adopt rules which provide that the share certificates evidencing such shares may be held in custody by a bank or other institution, or that the Company may itself hold such shares in custody until the restrictions thereon shall have lapsed, and may require as a condition of any Award that the participant shall have delivered a stock power endorsed in blank relating to the share covered by such Award.

                  (e) Until such time as the Company is subject to the periodic reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Company shall deliver a balance sheet and an income statement at least annually to each individual holding Shares issued under the Plan, unless such individual is a key employee of the Company or its Affiliates whose duties in connection with the Company (or any Affiliate) assure such individual access to equivalent information.

         7.       RESTRICTIONS AND FORFEITURES

                  The Shares awarded pursuant to the Plan shall be subject to the following restrictions and conditions:


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                  (a)      During a period set by the Committee of no more than
                           ten years commencing with the date of an Award (the "Restriction Period"), the participant will not be permitted to sell, transfer, pledge, assign or otherwise dispose of restricted shares awarded pursuant to such Award. If a participant's employment by the Company should terminate for any reason during the Restriction Period, unless otherwise provided by the Committee, the participant shall forfeit the restricted shares and it shall be returned to the Company in full and cancelled. However, such forfeiture provisions shall in all events lapse as to the Shares issued to each participant at the rate not less than twenty percent (20%) of those Shares per year of service over the five (5)-year period measured from the issue date of the Shares and shall immediately lapse as all the Shares issued to the participant upon the termination of his or her service by reason of death or permanent disability. Within these limits the Committee may provide for the lapse of such restrictions in installments where deemed appropriate.

                  (b) Except as provided in Section 7(a), the participant shall have with respect to the restricted shares all of the rights of a shareholder of the Company, including the right to vote the shares and receive dividends and other distributions; provided, however, that distributions (other than tax distributions) with respect Shares subject to the Restriction Period, shall be held by the Company and distributed upon vesting.

                  (c) The Committee may impose any conditions on an Award it deems advisable to ensure the participant's payment to the Company of any federal, state or local taxes required to be withheld with respect to such Award.

                  (d) If the Company provides for the repurchase of the Shares, the purchase price for such Shares shall be deemed reasonable if (1) it is not less than the fair market value of the securities to be repurchased on the date of termination of employment and the right to repurchase is exercised for cash or cancellation of purchase money indebtedness for the Shares within 90 days of termination of employment, and the right terminates when the Company's securities become publicly traded or (2) it is at the original purchase price, provided that the right to repurchase at the original purchase price lapses at the rate of at least 20% of the Shares per year over 5 years from the date the Award is granted and the right to repurchase must be exercised for cash or cancellation of purchase money indebtedness for the Shares within 90 days of termination of employment; provided, that the securities held by an officer, director , or consultant of the Company may be subject to additional or greater restrictions than those provided in (1) and (2) above.


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         8.       ADJUSTMENTS UPON CERTAIN EVENTS

                  Notwithstanding any other provisions in the Plan to the contrary, the following provisions shall apply to all Awards granted under the
Plan:

                  (a) Generally. In the event of any change in the outstanding Shares after the Effective Date by reason of any Share dividend or split, reorganization, recapitalization, merger, consolidation, spin-off, combination, combination or transaction or exchange of Shares or other corporate exchange or similar or other transaction effecting the value of the Shares including, without limitation, the repayment of Company indebtedness by an affiliate or shareholder, or any distribution to shareholders of Shares or the receipt of proceeds from the sale or other disposition of a subsidiary of the Company other than regular cash dividends or any transaction similar to the foregoing, the Committee in its sole discretion and without liability to any person may make such substitution or adjustment, if any, as it deems to be equitable, as to the number or kind of Shares or other securities issued or reserved for issuance pursuant to the Plan.

                  (b) Change in Control. Except as otherwise provided in an Award Agreement, in the event of a Change in Control, the Committee in its sole discretion and without liability to any person may take such actions, if any, as it deems necessary or desirable with respect to any Award (including, without limitation, the lapse of the restrictions on an Award); provided, however, that if the Award is not assumed, substituted or otherwise continued following the Change in Control, the restrictions on the Award shall lapse immediately prior to the Change in Control. Change in Control shall mean: (i) (A) the sale or disposition, in one or a series of related transactions, of all, or substantially all, of the assets of the Company to any "person" or "group" (as such terms are defined in Sections 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended) other than Silver Lake Partners, L.P., Texas Pacific Group, August Capital Partners, Chase Capital Partners and GS Capital Partners III, L.P. or their affiliates (the "Investors") or (B) any person or group, other than the Investors, is or becomes the beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended), directly or indirectly, of more than 50% of the total voting power of the voting shares of the Company, including by way of merger, consolidation or otherwise and (ii) the representative of the Investors (individually or in the aggregate) cease to comprise a majority of the Board.

         9.       AMENDMENT OR TERMINATION

                  The Board or the Committee may amend, alter or discontinue the Plan, but no amendment, alteration or discontinuation shall be made which, without the consent of a participant, would diminish any of the rights under any Award theretofore granted to such participant under the Plan; provided, however, that the Board or the Committee may amend the Plan in such manner as it deems necessary to permit the granting of Awards meeting the requirements of the Code or other applicable laws.

         10.      NO RIGHT TO EMPLOYMENT

                  The granting of an Award under the Plan shall impose no obligation on the Company or any subsidiary to continue the employment of a participant and shall not lessen or affect the Company's or such subsidiary's right to terminate the employment of such participant.


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         11.      SUCCESSORS AND ASSIGNS

                  The Plan shall be binding on all successors and assigns of the Company and a participant, including without limitation, the estate of such participant and the executor, administrator or trustee of such estate, or any receiver or trustee in bankruptcy or representative of the participant's creditors.

         12.      CHOICE OF LAW

                  The Plan shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to the conflict of laws provisions thereof.

         13.      EFFECTIVENESS OF THE PLAN

                  The Plan shall be effective as of the date the Plan is adopted by the Board of Directors and approved by the shareholders of the Company (the "Effective Date").